SUPPLEMENT TO THE PROSPECTUS

Supplement dated April 20, 2026, to the Prospectus dated December 29, 2025.

MFS® Low Volatility Equity Fund

Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Jed Stocks	2015	Investment Officer of MFS
Nathan Bryant	January 2026	Investment Officer of MFS
Matt Krummell	2013	Investment Officer of MFS
Jonathan Sage	2015	Investment Officer of MFS
Jenney Zhang	January 2026	Investment Officer of MFS

Matt Krummell has announced his intention to retire effective April 7, 2027, and he will no longer be a portfolio manager of the fund as of that date.

Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Jed Stocks	Lead Portfolio Manager	Employed in the investment area of MFS since 2001
Nathan Bryant	Portfolio Manager	Employed in the investment area of MFS since 2015
Matt Krummell	Portfolio Manager	Employed in the investment area of MFS since 2001
Jonathan Sage	Portfolio Manager	Employed in the investment area of MFS since 2000
Jenney Zhang	Portfolio Manager	Employed in the investment area of MFS since 2011

Matt Krummell has announced his intention to retire effective April 7, 2027, and he will no longer be a portfolio manager of the fund as of that date.

LVU-SUP-I-042026